                                   SCHEDULE 14A
                                  (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

     FILED BY THE REGISTRANT [X]              FILED BY A PARTY OTHER THAN THE
                                  REGISTRANT [ ]

     ------------------------------------------------------------------------

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                  Teradyne, Inc.
                 (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

     [ ] Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1) Amount previously paid:

        2) Form, Schedule or Registration Statement no.:

        3) Filing Party:

        4) Date Filed:

     ------------------------------------------------------------------------

                                 TERADYNE, INC.
                              321 HARRISON AVENUE
                          BOSTON, MASSACHUSETTS 02118

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Teradyne, Inc., a Massachusetts corporation (the "Corporation"), will be held on Thursday, May 27, 1999, at 10:00 A.M., at BankBoston, 100 Federal Street (Second Floor), Boston, Massachusetts, for the following purposes:

     1. To elect four members to the Board of Directors to serve for a three-year term as Class I Directors.

     2. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 1999.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on April 12, 1999, the record date fixed by the Board of Directors for such purpose.

                                            By Order of the Board of Directors,

                                            RICHARD J. TESTA, Clerk

April 21, 1999

                            ------------------------

         SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND
           RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                                 TERADYNE, INC.
                              321 HARRISON AVENUE
                          BOSTON, MASSACHUSETTS 02118
                         ------------------------------

                                PROXY STATEMENT
                                 APRIL 21, 1999

     Proxies in the form enclosed with this proxy statement ARE SOLICITED BY THE BOARD OF DIRECTORS OF TERADYNE, INC. (the "Corporation") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 27, 1999, at 10:00 A.M., at BankBoston, 100 Federal Street (Second Floor), Boston, Massachusetts.

     Only shareholders of record as of the close of business on April 12, 1999 (the "Record Date"), will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 84,995,713 shares (excluding treasury shares) of Common Stock of the Corporation were issued and outstanding. Each share outstanding as of the Record Date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not in any way affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder delivering a proxy has the right to revoke it only by written notice to the Clerk delivered at any time before it is exercised, including at the Annual Meeting.

     The persons named as attorneys in the proxies are officers and directors of the Corporation. All properly executed proxies returned in time to be cast at the Annual Meeting will be voted. With respect to the election of Directors, any shareholder submitting a proxy has the right to withhold authority to vote for any individual nominee by writing that nominee's name in the space provided on the proxy. The proxies will be voted as stated below under "Election of Directors." In addition to the election of Directors, the shareholders will consider and vote upon a proposal to ratify the selection of auditors. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR if no specification is indicated.

     A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the meeting. On all other matters being submitted to shareholders, an affirmative vote of at least a majority of the shares present, or represented, and entitled to vote at the meeting is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to shareholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each separate matter. Broker "non-votes" are not so included.

     The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies and in accordance with the SEC's proxy rules. See "Shareholder Proposals" below.

     An Annual Report to Shareholders, containing financial statements for the fiscal year ended December 31, 1998, has been mailed to all shareholders entitled to vote at the Annual Meeting. This proxy statement and the accompanying proxy were first mailed to shareholders on or about April 21, 1999.

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes. Each class serves three years, with the terms of office of the respective classes expiring in successive years. The present term of office for the directors in Class I expires at the Annual Meeting. The nominees for election as Class I directors are Messrs. d'Arbeloff, Bagley, Gregory and O'Reilly, each of whom, except for Mr. O'Reilly, was elected at the Annual Meeting of Shareholders held May 23, 1996. Mr. O'Reilly was appointed to the Board of Directors in January 1998. If re-elected, the Class I nominees will hold office until the Annual Meeting of Shareholders to be held in 2002, and until their successors shall have been elected and shall have been qualified. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the Class I nominees. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the Board of Directors will fix the number of directors at a lesser number.

     The following table sets forth the nominees to be elected at the Annual Meeting and the other current directors, the year each nominee or director was first appointed or elected a director, the principal occupation of each of the nominees and directors during the past five years, and the ages of each of the nominees and directors.

   NOMINEE'S OR DIRECTOR'S NAME                 PRINCIPAL OCCUPATION                   YEAR
   AND YEAR NOMINEE OR DIRECTOR                AND BUSINESS EXPERIENCE              TERM WILL
      FIRST BECAME DIRECTOR                  DURING THE LAST FIVE YEARS            EXPIRE/CLASS
   ----------------------------              --------------------------            ------------
Alexander V. d'Arbeloff...........  Chairman of the Board of Directors(1)          1999/I
  1960
James W. Bagley...................  Director(2)                                    1999/I
  1996
Albert Carnesale..................  Director(3)                                    2000/II
  1993
George W. Chamillard..............  Director, President and Chief                  2000/II
  1996                              Executive Officer(4)
Daniel S. Gregory.................  Director(5)                                    1999/I
  1977
Dwight H. Hibbard.................  Director(6)                                    2000/II
  1983
John P. Mulroney..................  Director(7)                                    2001/III
  1983
Vincent M. O'Reilly...............  Director(8)                                    1999/I
  1998
James A. Prestridge...............  Director(9)                                    2000/II
  1992
Owen W. Robbins...................  Director(10)                                   2001/III
  1992
Richard J. Testa..................  Director, Secretary and Clerk(11)              2001/III
  1973
Patricia S. Wolpert...............  Director(12)                                   2001/III
  1996

---------------

 (1) Mr. d'Arbeloff, 71, has been Chairman of the Board of Directors of the Corporation since 1977, was President of the Corporation from 1971 until January 1996 and Chief Executive Officer of the Corporation from 1971 until May 1997 and has been a director of the Corporation since 1960. Since July 1997, Mr. d'Arbeloff has served as Chairman of the Board of Trustees of the Massachusetts

     Institute of Technology. Mr. d'Arbeloff is also a director of PRI Automation, Inc. and GeoTel Communications Corporation.

 (2) Mr. Bagley, 60, has served as Chairman of the Board of Directors of Lam Research Corporation since October 1998 and as Chief Executive Officer since July 1997. Mr. Bagley served as Chairman and Chief Executive Officer of OnTrak Systems, Inc. from May 1996 until July 1997. From 1987 until May 1996, Mr. Bagley served in various capacities at Applied Materials, Inc., including President and Chief Operating Officer from 1987 through 1994, Vice Chairman from October 1995 until May 1996 and Vice Chairman and Chief Operating Officer from January 1994 until October 1995. Mr. Bagley is also a director of KLA/Tencor Instruments, Kulicke and Soffa Industries, Inc. and Micron Technology, Inc.

 (3) Mr. Carnesale, 62, has served as Chancellor of the University of California, Los Angeles since July 1997. He served as Provost of Harvard University from July 1994 until June 1997 and was the Dean of the John F. Kennedy School of Government from 1991 through 1995 where he also served as Professor of Public Policy from 1974 through 1995.

 (4) Mr. Chamillard, 60, has served as Chief Executive Officer of the Corporation since May 1997. Mr. Chamillard has served as President of the Corporation and has been a director of the Corporation since January 1996. Mr. Chamillard served as Chief Operating Officer of the Corporation from 1994 until May 1997 and as Executive Vice President of the Corporation from January 1994 until January 1996. Prior to that time, Mr. Chamillard served as a Vice President of the Corporation.

 (5) Mr. Gregory, 70, has been a General Partner of various Greylock partnerships since January 1965. From January 1991 until January 1992, Mr. Gregory served as the Secretary of the Executive Office of Economic Affairs for the Commonwealth of Massachusetts. From 1976 through 1990, Mr. Gregory served as Chairman of Greylock Management Corporation.

 (6) Mr. Hibbard, 75, served as Chairman of Cincinnati Bell Inc. from October 1993 until May 1996 and served as Chief Executive Officer and Chairman of Cincinnati Bell Inc. from 1984 until October 1993. Mr. Hibbard retired from his position as Chairman of Cincinnati Bell Inc. effective in May 1996.

 (7) Mr. Mulroney, 63, served as Chief Operating Officer and President of Rohm and Haas Company from 1986 until December 1998. He is a director of Aluminum Company of America.

 (8) Mr. O'Reilly, 62, was a partner, Chief Operating Officer and Vice-Chairman at Coopers & Lybrand L.L.P. until his retirement in September 1997. Mr. O'Reilly is a Distinguished Senior Lecturer at the Carroll Graduate School of Management of Boston College. Mr. O'Reilly is also a director of the Neiman Marcus Group, Inc. and Eaton Vance Corp.

 (9) Mr. Prestridge, 67, has served as a director of the Corporation since 1992, was Vice Chairman of the Board of Directors of the Corporation from January 1996 until May 1997 and served as Executive Vice President of the Corporation from 1992 until May 1997. From 1982 to 1992 he served as Vice President of the Semiconductor Test Group of the Corporation.

(10) Mr. Robbins, 69, has served as a director of the Corporation since 1992, was Vice Chairman of the Board of Directors of the Corporation from January 1996 until May 1997 and served as Executive Vice President and Chief Financial Officer of the Corporation from 1992 until May 1997. From 1977 through 1992, he served as Vice President of the Corporation.

(11) Mr. Testa, 59, has been a partner at the law firm of Testa, Hurwitz & Thibeault, LLP since 1973. Testa, Hurwitz & Thibeault, LLP serves as general counsel to the Corporation.

(12) Ms. Wolpert, 49, has served as Vice President, Business Operations, Americas at International Business Machines Corporation since January 1999. From January 1993 to December 1998, Ms. Wolpert served in various capacities at International Business Machines Corporation, including General Manager System Sales, Latin America; Executive Assistant of the Chairman's Office; General Manager, Northeast Area; Vice President of Operations, Northeast Area; and General Manager, Northern New England.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation met five times and took action by unanimous written consent twice during the fiscal year ended December 31, 1998. The Audit and Finance Committee, which oversees the accounting and financial functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent auditors, met three times during 1998. Messrs. Carnesale, Gregory, Mulroney, O'Reilly and Robbins are currently members of the Audit and Finance Committee. The Management Compensation and Development Committee (the "Compensation Committee"), which determines the cash compensation of the Corporation's executive officers, met three times during 1998. Messrs. Bagley, Hibbard and Testa and Ms. Wolpert are currently members of the Compensation Committee. The Stock Option Committee, which administers the Corporation's stock option and certain other benefit plans, met four times during 1998. Messrs. Bagley and Hibbard and Ms. Wolpert are currently members of the Stock Option Committee. The Board Composition and Agenda Committee, which acts, in part, as the Corporation's nominating committee, and is responsible for recommending individuals to be nominated for election to the Board of Directors and recommending the time, location and agenda of the meetings of the Board of Directors, did not meet during 1998. Messrs. d'Arbeloff, Mulroney and Prestridge are currently members of the Board Composition and Agenda Committee. Shareholders wishing to suggest nominees for election to the Board of Directors should direct such suggestions to the Clerk of the Corporation at the Corporation's principal address in accordance with the nomination procedures set forth in the Corporation's By-Laws. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which they served.

DIRECTOR COMPENSATION

     All non-employee directors are compensated at the rate of $20,000 per year and $1,500 per meeting attended, plus reimbursement of reasonable expenses. Directors who are employees of the Corporation receive no compensation in their capacity as a director.

     Each director who is not an employee or officer of the Corporation (a "Non-Employee Director") is entitled to participate in the Corporation's 1996 Non-Employee Director Stock Option Plan, as amended (the "Director Plan"). On December 14, 1998, the Director Plan was amended to authorize the automatic grant of (i) an option to purchase 15,000 shares of the Corporation's Common Stock to each Non-Employee Director who becomes a new member of the Corporation's Board of Directors on or after January 1, 1997, (ii) an option to purchase 15,000 shares of the Corporation's Common Stock to each person who was a Non-Employee Director on December 14, 1998 and (iii) an option to purchase 7,500 shares of the Corporation's Common Stock to each person who is a Non-Employee Director on the first Monday of February in each year beginning on February 7, 2000 and continuing throughout the term of the Director Plan. The Director Plan is administered by the Stock Option Committee of the Board of Directors of the Corporation. Options granted under the Director Plan vest at the rate of 25% per year beginning on the first anniversary of the grant date. The exercise price per share for all options granted under the Director Plan is equal to the fair market value per share of the Corporation's Common Stock on the date of grant and the term of each option is for a period of five years from the date of grant.

     As of December 31, 1998, options to purchase 285,000 shares of the Corporation's Common Stock under the Director Plan were outstanding at a weighted average exercise price of $37.51.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 12, 1999 information relating to the beneficial ownership of the Corporation's Common Stock by each director, each executive officer named in the Summary Compensation Table on page 7, and by all directors and executive officers as a group.

                                                               AMOUNT AND
                                                                NATURE OF       PERCENT OF
                           NAME                              OWNERSHIP(1)(2)      CLASS
                           ----                              ---------------    ----------
Alexander V. d'Arbeloff....................................     1,490,756(3)       1.75%
James W. Bagley............................................        37,840             *
Michael A. Bradley.........................................        75,276             *
Albert Carnesale...........................................        21,650             *
John M. Casey..............................................        38,600             *
George W. Chamillard.......................................       236,795             *
Daniel S. Gregory..........................................        56,421             *
Dwight H. Hibbard..........................................        43,725(4)          *
Jeffrey R. Hotchkiss.......................................        54,830             *
John P. Mulroney...........................................        32,455             *
Vincent M. O'Reilly........................................         4,250             *
James A. Prestridge........................................       170,312(5)          *
Owen W. Robbins............................................       255,244             *
Edward Rogas, Jr...........................................       163,154(6)          *
Richard J. Testa...........................................        15,750             *
Patricia S. Wolpert........................................        15,625             *
All executive officers and directors as a group (20
  people)(7)...............................................     3,033,004          3.51%

---------------

 *  less than 1%

(1) Unless otherwise indicated, the named person possesses sole voting and dispositive power with respect to the shares.

(2) Includes shares of Common Stock which have not been issued but which are subject to options which either are presently exercisable or will become exercisable within 60 days, as follows: Mr. d'Arbeloff, 239,000 shares; Mr. Bagley, 18,750 shares; Mr. Bradley, 75,000 shares; Mr. Carnesale, 21,250 shares; Mr. Casey, 38,600 shares; Mr. Chamillard 157,000; Mr. Gregory, Mr. Hibbard and Mr. Mulroney, 23,125 shares; Mr. Hotchkiss, 35,000 shares; Mr. Prestridge, 145,875 shares; Mr. Robbins, 177,875 shares; Mr. Rogas, 131,000 shares; Mr. Testa and Mr. O'Reilly, 3,750 shares; Ms. Wolpert, 15,625 shares; all directors and executive officers as a group 1,334,050 shares.

(3) Includes 134,808 shares of Common Stock held by Mr. d'Arbeloff's wife and 11,200 shares of Common Stock held in trust for the benefit of Mr. d'Arbeloff's children, as to all of which shares Mr. d'Arbeloff disclaims beneficial ownership. Also includes 1,000 shares owned by The d'Arbeloff Foundation, a private charitable foundation of which Mr. d'Arbeloff is the founder and a co-trustee, as to all of which shares Mr. d'Arbeloff disclaims beneficial ownership. In addition this amount includes 1,000 shares owned by the d'Arbeloff Charitable Remainder Trust as to which shares Mr. d'Arbeloff disclaims beneficial ownership.

(4) Includes 200 shares of Common Stock held by Mr. Hibbard's wife.

(5) Includes 24,437 shares of Common Stock held in a living trust for the benefit of Mr. Prestridge and his wife.

(6) Includes 9,460 shares of Common Stock held by Mr. Rogas' former wife, as to all of which shares Mr. Rogas disclaims beneficial ownership.

(7) The group is comprised of the individuals named in the Summary Compensation Table on page 7, the remaining executive officers of the Corporation, and those persons who were directors of the Corporation on April 12, 1999. Includes 1,334,050 shares which the directors and executive officers as a group have the right to acquire by exercise of stock options granted under the Corporation's stock plans. In addition, includes 185,645 shares held by family members of executive officers and directors, as to which shares the applicable officer or director disclaims beneficial ownership.

     Listed below are certain persons who to the knowledge of the Corporation own beneficially, as of the dates indicated below, more than five percent of the Corporation's Common Stock outstanding at such date.

                    NAME AND ADDRESS                       AMOUNT AND NATURE    PERCENT OF
                  OF BENEFICIAL HOLDER                       OF OWNERSHIP         CLASS
                  --------------------                     -----------------    ----------
FMR Corp.(1).............................................     11,449,700          13.61%
  82 Devonshire Street
  Boston, MA 02109
Capital Guardian Trust Company(2)........................      5,440,700           6.50%
  333 So. Hope Street, 55th Floor
  Los Angeles, California 90071
Neuberger Berman, LLC(3).................................      5,059,781           6.01%
  605 Third Avenue
  New York, New York 10158-3698

---------------

(1) According to a letter dated March 5, 1999 and as of January 30, 1999. As of January 30, 1999, FMR Corp. ("FMR") had sole dispositive power with respect to all of the shares and sole voting power with respect to 1,309,700 shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, was the beneficial owner of 10,140,000 or 12.05% of the outstanding shares of the Corporation; Fidelity Management Trust Company, a wholly-owned subsidiary of FMR was the beneficial owner of 1,207,800 shares or 1.44% of the outstanding shares of the Corporation; and Fidelity International Limited and various foreign-based subsidiaries were the beneficial owners of 101,900 shares, or 0.12% of the Corporation's outstanding shares.

(2) According to a Schedule 13G filed on February 12, 1999. The Capital Group Companies, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the shares. The Capital Group Companies, Inc. does not have direct investment power or voting power over any of the shares, however, The Capital Group Companies, Inc. may be deemed to "beneficially own" such shares by virtue of Rule 13d-3 under the Securities Exchange Act of 1934.

(3) According to a Schedule 13G Amendment filed on February 10, 1999. Neuberger Berman, LLC ("Neuberger") is a registered investment advisor. In its capacity as investment advisor, Neuberger may have discretionary authority to dispose of or to vote shares that are under its management. As a result, Neuberger may be deemed to have beneficial ownership of such shares. Neuberger does not, however, have any economic interest in the shares. The clients are the actual owners of the shares and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such shares. As of December 31, 1998, of the shares set forth above, Neuberger had shared dispositive power with respect to 5,059,781 shares, sole voting power with respect to 2,024,626 shares and shared voting power with respect to 2,984,300 shares. With regard to the shared voting power, Neuberger Berman Management, Inc. and Neuberger Berman Funds are deemed to be beneficial owners for purposes of Rule 13(d) since they have shared power to make decisions whether to retain or dispose of the securities. Neuberger is the sub-advisor to the above referenced funds. The above mentioned shares are also included with the shared power to dispose calculation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of the forms and written representations received by the Corporation pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Corporation believes that during the fiscal year January 1, 1998 through December 31, 1998, the directors and executive officers complied with all applicable Section 16 filing requirements.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation for the three fiscal years most recently ended received by the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation.

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                                               COMPENSATION
                                                                AWARDS(3)
                                                                SECURITIES
                                     ANNUAL COMPENSATION        UNDERLYING
           NAME AND              ---------------------------     OPTIONS/        ALL OTHER
      PRINCIPAL POSITION         YEAR   SALARY(1)   BONUS(2)     SARS(#)      COMPENSATION(4)
      ------------------         ----   ---------   --------   ------------   ---------------
George W. Chamillard...........  1998   $411,036    $376,726     155,000(5)       $37,549
  Director, President and        1997    353,742     531,449      80,000           22,184
  Chief Executive Officer        1996    273,444     217,757      60,000           26,634
Edward Rogas, Jr...............  1998    271,500     197,100      95,000(6)           898
  Vice President                 1997    245,916     295,157      50,000               --
                                 1996    205,038     137,007      40,000               --
John M. Casey..................  1998    254,262     184,587      85,000(7)            --
  Vice President                 1997    234,948     276,903      45,000               --
                                 1996    185,325     117,788      30,000               --
Michael A. Bradley.............  1998    242,616     179,081      85,000(8)        19,928
  Vice President                 1997    216,474     257,860      45,000           13,606
                                 1996    174,000     118,718      30,000            9,436
Jeffrey R. Hotchkiss...........  1998    242,616     179,081      85,000(9)        19,928
  Chief Financial Officer and    1997    216,474     257,860      45,000           13,511
  Vice President                 1996    174,606     118,805      30,000            9,350

---------------

(1) The amounts in the "Salary" column represent the annual base salary for each of the named executive officers, which is paid monthly.

(2) The amounts in the "Bonus" column represent the Variable Compensation earned in 1998 pursuant to the Corporation's Cash Compensation Plan and Cash Profit Sharing Plan.

(3) The named executive officers did not, as of December 31, 1998, receive from the Corporation any grants of restricted stock as compensation.

(4) The amounts in the "All Other Compensation" column represent the matching contributions that the Corporation makes to the Savings Plan and Supplemental Savings Plan.

(5) Includes 80,000 stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

(6) Includes 50,000 stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

(7) Includes 45,000 stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

(8) Includes 45,000 stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

(9) Includes 45,000 stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

     The following table provides information with respect to stock option grants by the Corporation to the named executive officers in 1998. The Corporation did not grant any stock appreciation rights in 1998.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                POTENTIAL REALIZED VALUE
                                       PERCENTAGE OF                             AT ASSUMED ANNUAL RATES
                          NUMBER OF    TOTAL OPTIONS                                 OF STOCK PRICE
                          SECURITIES    GRANTED TO                                APPRECIATION OVER THE
                          UNDERLYING     EMPLOYEES     EXERCISE                      OPTION TERM(2)
                           OPTIONS       IN FISCAL       PRICE     EXPIRATION   -------------------------
          NAME            GRANTED(1)       YEAR        ($/SHARE)      DATE          5%           10%
          ----            ----------   -------------   ---------   ----------   ----------   ------------
George W. Chamillard....    75,000         1.09        $23.6250     7/29/03      $489,531     $1,081,741
                            80,000(3)      1.16         19.1875     8/27/03       424,087        937,127
Edward Rogas, Jr........    45,000         0.65         23.6250     7/29/03       293,716        649,042
                            50,000(3)      0.73         19.1875     8/27/03       265,052        585,702
John M. Casey...........    40,000         0.58         23.6250     7/29/03       261,081        576,926
                            45,000(3)      0.65         19.1875     8/27/03       238,546        527,131
Michael A. Bradley......    40,000         0.58         23.6250     7/29/03       261,081        576,926
                            45,000(3)      0.65         19.1875     8/27/03       238,546        527,131
Jeffrey R. Hotchkiss....    40,000         0.58         23.6250     7/29/03       261,081        576,926
                            45,000(3)      0.65         19.1875     8/27/03       238,546        527,131

---------------

(1) Stock options were granted under the Corporation's 1991 Employee Stock Option Plan at an exercise price equal to the fair market value of the Corporation's Common Stock on the date of grant. The options have a term of five years from the date of grant. The options become exercisable as follows: 20% on the date of grant and, following the first year of grant, 20% on an annual basis.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the

    Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(3) Reflects stock options which were repriced on August 27, 1998 from $36.50 per share to $19.1875 per share.

     The following table provides information on stock option exercises in fiscal year 1998 by the named executive officers and the value of such officers' unexercised options at December 31, 1998.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                          SHARES
                         ACQUIRED                   NUMBER OF SECURITIES
                           UPON                    UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                          OPTION                       OPTIONS HELD AT            THE-MONEY OPTIONS AT
                         EXERCISE                     DECEMBER 31, 1998             DECEMBER 31, 1998
                          DURING      VALUE      ---------------------------   ---------------------------
         NAME              1998      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            --------    --------    -----------   -------------   -----------   -------------
George W. Chamillard...   60,000    $1,165,000     175,000        160,000      $4,417,125     $3,467,250
Edward Rogas, Jr.......   50,000     1,067,319     122,200        100,800       3,093,100      2,197,150
John M. Casey..........       --            --      33,400         85,200         780,138      1,841,975
Michael A. Bradley.....    6,000       117,750      83,000         86,000       2,068,063      1,858,625
Jeffrey R. Hotchkiss...       --            --      50,400         86,000       1,119,888      1,858,625

RETIREMENT BENEFITS

     The Corporation established a Retirement Plan for the purpose of providing a lifetime annual income upon retirement to substantially all employees, including officers, of the Corporation and its United States subsidiaries. Membership in the Retirement Plan begins after one year of employment with the Corporation. The Retirement Plan provides for credit toward retirement income for years of employment with the Corporation prior to January 1, 1994 based upon a formula tied to average compensation from 1989 to 1993. For years of service after December 31, 1993, credit towards retirement income is determined on a yearly basis and is equal to the sum for each year of credited service under the Retirement Plan of (1) .75% of the employee's compensation for the year which is under the defined covered compensation for the year and (2) 1.5% of the amount of the employee's compensation for the year that exceeds the covered compensation for the year. The covered compensation under the Retirement Plan is based on the average of the social security wage basis in effect during the thirty-five years up to and including normal retirement age. However, federal tax law limitations on the total amount of benefits which a participant may receive under qualified retirement plans may limit some participants' benefits under the Retirement Plan.

     Under the Retirement Plan, for participants employed by the Corporation on or after January 1, 1989, accumulated annual retirement income vests partially after three years of service with the Corporation and becomes fully vested after seven years of service or upon normal, early or disability retirement. Benefits are payable in the form of an annuity either at normal retirement age, upon early retirement or upon disability. The Retirement Plan also provides for certain benefits to a surviving spouse.

     The Corporation also maintains the Teradyne, Inc. Supplemental Executive Retirement Plan (the "SERP"). Under the SERP, annual pensions for Messrs. Chamillard, Rogas, Casey, Bradley and Hotchkiss and other senior managers are computed based on model compensation. See discussion of model compensation under Management and Compensation Development Committee Report. The pension formula is identical to that of the qualified plan, except an employee's annual pension is based on the average of the employee's last five years of model compensation. The resulting benefit is reduced by the benefit received from the qualified Retirement Plan.

     The following table shows the estimated annual benefits payable to covered participants in the United States upon retirement at age 65 under both the Retirement Plan and the SERP. The amounts shown are computed on a single life annuity basis and are not subject to deductions for Social Security benefits or other amounts. Remuneration for purposes of the table is based upon an employee's average model compensation for the five year period preceding retirement.

                               PENSION PLAN TABLE

                                                                        YEARS OF SERVICE
            FIVE YEAR AVERAGE              --------------------------------------------------------------------------
              COMPENSATION                    10         15         20         25         30         35         40
            -----------------                 --         --         --         --         --         --         --
$50,000..................................  $  5,100   $  7,700   $ 10,300   $ 12,900   $ 15,400   $ 18,000   $ 20,600
100,000..................................    12,600     18,900     25,300     31,600     37,900     44,300     50,600
150,000..................................    20,100     30,200     40,300     50,400     60,400     70,500     80,600
200,000..................................    27,600     41,400     55,300     69,100     82,900     96,800    110,600
250,000..................................    35,100     52,700     70,300     87,900    105,400    123,000    140,600
300,000..................................    42,600     63,900     85,300    106,600    127,900    149,300    170,660
350,000..................................    50,100     75,200    100,300    125,400    150,400    175,500    200,600
400,000..................................    57,600     86,400    115,300    144,100    172,900    201,800    230,600
450,000..................................    65,100     97,700    130,300    162,900    195,400    228,000    260,600
500,000..................................    72,600    108,990    145,300    181,600    217,900    254,300    290,600
550,000..................................    80,100    120,200    160,300    200,400    240,400    280,500    320,600
600,000..................................    87,600    131,400    175,300    219,100    262,900    306,800    350,600
650,000..................................    95,100    142,700    190,300    237,900    285,400    333,000    380,600
700,000..................................   102,600    153,900    205,300    256,600    307,900    359,300    410,600
750,000..................................   110,100    165,200    220,300    275,400    330,400    385,500    440,600
800,000..................................   117,600    176,400    235,300    294,100    352,900    411,800    470,600
850,000..................................   125,100    187,700    250,300    312,900    375,400    438,000    500,600

     The executive officers named in the Summary Compensation Table have been credited as of January 1, 1999 with the following years of service: Mr. Chamillard, 29 years; Mr. Rogas, 22 years; Mr. Casey, 21 years; Mr. Bradley, 19 years and Mr. Hotchkiss, 27 years.

                          MANAGEMENT COMPENSATION AND
                        DEVELOPMENT COMMITTEE REPORT AND
                         STOCK OPTION COMMITTEE REPORT

OVERVIEW AND PHILOSOPHY

     The Corporation's executive compensation program is administered by the Management Compensation and Development Committee of the Board of Directors (the "Compensation Committee"), which is composed entirely of outside directors. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's compensation policies other than with respect to stock option awards. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines on an annual basis the cash compensation to be paid to each of the executive officers. The Stock Option Committee is comprised entirely of non-employee directors. The Stock Option Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's compensation policies in connection with the awarding of stock options. In addition, the Stock Option Committee, pursuant to authority delegated by the Board of Directors, determines on an annual basis the stock option awards to be granted to each of the executive officers.

     The executive compensation policies are designed to provide competitive levels of compensation that assist the Corporation in attracting and retaining qualified executives. In setting cash compensation levels for executive officers, the Compensation Committee takes into account such factors as: the Corporation's past history and future expectations; the general and industry-specific business environment; annual and long-term performance goals; and corporate and group performance.

EXECUTIVE OFFICER COMPENSATION PROGRAM

     The Corporation's executive officer compensation program consists of compensation received pursuant to the Corporation's Cash Compensation Plan, Cash Profit Sharing Plan, long-term compensation in the form of stock option, savings and retirement plans and various other benefits generally available to employees of the Corporation.

     Under the Corporation's Cash Compensation Plan, the Compensation Committee assigns to each senior employee of the Corporation, including all executives officers, at the beginning of each year, a "model compensation" amount. The model compensation amount is based on salary surveys of similarly sized electronics companies, and on an as adjusted basis, larger sized companies, some of which are represented in the S&P High Technology Composite Index appearing in the Performance Graph on page 17 herein.

     Once model compensation for each participant has been determined, the actual cash compensation paid to each employee under the Cash Compensation Plan is comprised of two components: (1) a fixed monthly salary and (2) an annual variable amount based upon overall corporate and group performance (referred to herein as "Variable Compensation"). The fixed salary amount is set at a level which is below the model compensation, and the variable portion is based upon factors which, if achieved, would entitle the employee to reach or exceed model compensation.

     The amount of Variable Compensation each participant receives is a function of four factors:

          (A) The employee's base annual salary as of the end of the year;

          (B) Overall corporate performance versus goal;

          (C) Performance of the individual business group versus goal; and

        (D) The employee's "variable compensation factor," which is determined by the Compensation Committee on the basis of responsibility and experience level.

     An employee's "variable compensation factor" is a percentage of his or her base annual salary starting at 10% for new participants. At greater levels of responsibility and experience, the variable compensation factor may increase to more than 150% of base annual salary. An employee's model compensation is set assuming a 50% payout of the variable compensation factor. Accordingly, in a given year an employee may achieve more or less than his or her model compensation depending on corporate and business group performance.

     At year end, the Compensation Committee evaluates the Corporation's overall performance versus goal and each individual group's performance versus goal. Given the dynamics of the business, the Corporation's Cash Compensation Plan relies heavily on the Compensation Committee's subjective judgment of performance.

     Specifically for 1998, in determining Variable Compensation payouts, the Compensation Committee took the following factors into consideration in evaluating both overall corporate performance and the performance of the Corporation's individual business groups: (1) the extent to which quantitative and qualitative plans were met for the year, with an emphasis on profitability, growth of sales, growth of bookings, and increase in market share; (2) the extent to which each business group became a role model in the implementation of "Total Quality Management"; (3) the extent to which the results for the year verified each group's strategy and improved its strategic position; and (4) the extent to which each group's 1999 mid-term plan and strategy contribute to the Corporation's need for an aggressive and credible mid-term plan and adapt to changes in the marketplace or environment. The Compensation Committee weighed each of the four factors approximately equally in setting Variable Compensation amounts. The factors are reviewed by the Compensation Committee based upon the performance of the business group in which each executive officer serves rather than upon the individual performance of the executive officer. In 1998, total cash compensation for all executive officers from the Corporation's Cash Compensation Plan ranged from 2% to 1% below model compensation.

     The Corporation's stock option program is the Corporation's long-term incentive plan for employees, including executive officers. The objectives of the program are to align executive return with shareholder return and to create and implement a program which will attract and retain talented employees and executives. Stock options are awarded annually to employees, including the Chief Executive Officer, based upon an employee's relative contribution and responsibility within the Corporation. The factors taken into account by the Stock Option Committee in determining each executive officer's relative contribution and responsibility within the Corporation include: the executive officer's level of model compensation, the executive officer's position, the responsibilities currently being performed by the executive officer, and the responsibilities expected to be performed by the executive officer. The individual factors are reviewed subjectively by the Stock Option Committee when determining stock option awards for each executive officer. The Corporation conducts surveys of various companies, some of which appear in the Performance Graph's S&P High Technology Composite Index, to verify that the relative percentages of stock options granted to its employees, its Chief Executive Officer and its other executive officers, are consistent with high technology industry practice, are within the range of stock options granted by the surveyed companies, and are competitive with the relative percentages of stock options granted by the surveyed companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Chamillard's cash compensation for 1998 awarded under the Corporation's Cash Compensation Plan was $745,220, which is approximately 2.4% less than Mr. Chamillard's 1998 model compensation of $762,809. Mr. Chamillard's 1998 cash compensation awarded pursuant to the Corporation's Cash Compensation Plan is an 11% decrease from his 1997 cash compensation. Mr. Chamillard's fixed salary amount was $411,036 for

1998 and was set by the Compensation Committee, in conjunction with his model compensation amount, based upon salary surveys of chief executive officers for similarly sized electronics companies. Mr. Chamillard's Variable Compensation payout was $334,184 for 1998. Mr. Chamillard's Variable Compensation payouts are determined based upon the same factors as the Corporation's other executive officers who have general responsibilities within the Corporation rather than responsibilities for one specific business group within the Corporation. Each of such executive officer's Variable Compensation payout is based 50% upon the performance of the Corporation as a whole and 50% upon the average of the performances of each of the individual business groups within the Corporation. Mr. Chamillard also received cash compensation in the amount of $42,542 in 1998 pursuant to the Corporation's Cash Profit Sharing Plan. Cash compensation awards under the plan, which are calculated on a uniform basis as a percentage of the recipient's salary, are made to the employees of the Corporation on an equal basis.

     The stock options granted to Mr. Chamillard during fiscal 1998 are consistent with the design of the overall program and are shown in the Summary Compensation Table above. Mr. Chamillard's 75,000 shares, which represented 2.0% of the total option shares awarded to all employees during fiscal 1998, placed him at the median of the external surveys (excluding for purposes of this calculation only, options regranted pursuant to the option repricing discussed on page 14). In assessing Mr. Chamillard's individual performance for the year for purposes of his stock option awards, the Stock Option Committee concluded that, on balance, Mr. Chamillard had achieved overall positive results for the individual factors for which he was evaluated. A general description of these factors is detailed above under the description of the Corporation's stock option program.

                                            MANAGEMENT COMPENSATION AND
                                              DEVELOPMENT COMMITTEE

                                              Dwight H. Hibbard (Chairman)
                                              James W. Bagley
                                              Richard J. Testa
                                              Patricia S. Wolpert

                                            STOCK OPTION COMMITTEE

                                              Dwight H. Hibbard (Chairman)
                                              James W. Bagley
                                              Patricia S. Wolpert

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     Messrs. Bagley, Hibbard and Testa and Ms. Wolpert comprised the Compensation Committee for fiscal year 1998. Richard J. Testa is a member of the law firm Testa, Hurwitz & Thibeault, LLP in Boston, Massachusetts. Such law firm served as general counsel for the Corporation during the fiscal year 1998 and the Corporation expects to retain the services of such firm for the fiscal year 1999.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Corporation has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Corporation's present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 1, 1997, the Corporation entered into consulting agreements with each of James A. Prestridge and Owen W. Robbins, pursuant to which Messrs. Prestridge and Robbins agreed to provide advice and consulting services to the Corporation. Pursuant to such consulting agreements, the Corporation agreed to pay each of Messrs. Prestridge and Robbins $22,353.00 per month throughout the term of his respective agreement. Each agreement is for a period of three years and is terminable by either party upon sixty (60) days' prior written notice.

OPTION REPRICING

     The following table sets forth information concerning the repricing of stock options held by executive officers of the Corporation during the last ten completed fiscal years, including (i) the name and position of the executive officer, (ii) the date of each repricing, (iii) the number of shares underlying the repriced options, (iv) the per share market price of the underlying shares at the time of repricing, (v) the original exercise price per share prior to repricing, (vi) the new exercise price per share, and (vii) the amount of time remaining before the replaced or amended option would have expired.

                           TEN YEAR OPTION REPRICINGS

                                       NUMBER OF
                                      SECURITIES
                                      UNDERLYING    MARKET PRICE     EXERCISE                LENGTH OF ORIGINAL
                                        OPTIONS     OF STOCK AT       PRICE                     OPTION TERM
                                       REPRICED       TIME OF       AT TIME OF      NEW         REMAINING AT
                                          OR        REPRICING OR   REPRICING OR   EXERCISE   DATE OF REPRICING
NAME                         DATE       AMENDED      AMENDMENT      AMENDMENT      PRICE        OR AMENDMENT
----                        -------   -----------   ------------   ------------   --------   ------------------
Alexander V. d'Arbeloff...  8/27/98      80,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Chairman of the Board     3/14/90     296,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89     156,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      70,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      70,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
George W. Chamillard......  8/27/98      80,000       $19.1875       $    36.50   $19.1875      3.73 Years
  President and Chief       3/14/90     116,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Executive Officer         1/04/89      60,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      28,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      28,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Jeffrey R. Hotchkiss......  8/27/98      45,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President and        3/14/90     119,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Chief Financial Officer   1/04/89      67,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      26,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      26,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Michael A. Bradley........  8/27/98      45,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90      46,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      20,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      14,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      12,000       $ 6.125        $     7.00   $ 6.125       3.89 Years

                                       NUMBER OF
                                      SECURITIES
                                      UNDERLYING    MARKET PRICE     EXERCISE                LENGTH OF ORIGINAL
                                        OPTIONS     OF STOCK AT       PRICE                     OPTION TERM
                                       REPRICED       TIME OF       AT TIME OF      NEW         REMAINING AT
                                          OR        REPRICING OR   REPRICING OR   EXERCISE   DATE OF REPRICING
NAME                         DATE       AMENDED      AMENDMENT      AMENDMENT      PRICE        OR AMENDMENT
----                        -------   -----------   ------------   ------------   --------   ------------------
John M. Casey.............  8/27/98      45,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90      93,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      53,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      20,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      20,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Ronald J. Dias............  8/27/98      25,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90      89,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      45,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      22,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      22,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Donald J. Hamman..........  8/27/98      20,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Controller                3/14/90      31,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      21,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89       5,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89       5,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
John P. McCabe*...........  8/27/98      17,500       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90     104,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      60,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      22,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      22,000       $ 6.125        $     7.00   $ 6.125       3.89 Year
Stuart M. Osattin.........  8/27/98      22,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President and        3/14/90      92,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Treasurer                 1/04/89      48,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      22,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      22,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Edward Rogas, Jr..........  8/27/98      50,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90     123,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      67,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      28,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      28,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
David L. Sulman...........  8/27/98      40,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Vice President            3/14/90      74,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      39,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      20,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      15,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
George d'Arbeloff*........  3/14/90     104,400       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Former Vice President     1/04/89      48,400       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      28,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      28,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Richard Dyck*.............  8/27/98       8,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Former Vice President     3/14/90      88,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89      48,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      20,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      20,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Loren Eaton*..............  3/14/90     103,600       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Former Vice President     1/04/89      47,600       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      28,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      28,000       $ 6.125        $     7.00   $ 6.125       3.89 Years

                                       NUMBER OF
                                      SECURITIES
                                      UNDERLYING    MARKET PRICE     EXERCISE                LENGTH OF ORIGINAL
                                        OPTIONS     OF STOCK AT       PRICE                     OPTION TERM
                                       REPRICED       TIME OF       AT TIME OF      NEW         REMAINING AT
                                          OR        REPRICING OR   REPRICING OR   EXERCISE   DATE OF REPRICING
NAME                         DATE       AMENDED      AMENDMENT      AMENDMENT      PRICE        OR AMENDMENT
----                        -------   -----------   ------------   ------------   --------   ------------------
Joseph Lassiter*..........  3/14/90     164,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Former Vice President     1/04/89      88,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      40,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      36,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
James A. Prestridge*......  8/27/98      90,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Retired Vice Chairman     3/14/90     194,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89     106,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      44,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      44,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Owen W. Robbins*..........  8/27/98      90,000       $19.1875       $    36.50   $19.1875      3.73 Years
  Retired Vice Chairman     3/14/90     194,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
                            1/04/89     106,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      44,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      44,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Frederick VanVeen*........  3/14/90      80,000       $ 4.75         $     6.125  $ 4.75     1.62-3.82 Years
  Retired Vice President    1/04/89      50,000       $ 6.125        $     8.0625 $ 6.125    1.42-2.81 Years
                            1/04/89      15,000       $ 6.125        $     8.00   $ 6.125       4.20 Years
                            1/04/89      15,000       $ 6.125        $     7.00   $ 6.125       3.89 Years
Jack A. VanWoerkom*.......  8/27/98      15,000       $19.1875       $    41.875  $19.1875      4.44 Years
  Former Vice President
  and General Counsel

---------------

* No longer an Executive Officer of the Corporation

STOCK OPTION COMMITTEE REPORT ON OPTION REPRICING

     On August 20 1998, the Stock Option Committee of the Board of Directors (the "Option Committee") approved a reduction, effective August 27, 1998, in the exercise price of certain outstanding stock options held by executive officers and employees of the Corporation to $19.1875 per share, the fair market value of the Corporation's Common Stock on August 27, 1998. These options were granted between May 15, 1997 and July 1, 1998 at exercise prices ranging from $36.50 to $41.875 per share.

     As set forth in the Corporation's 1991 and 1997 Employee Stock Option Plans, stock options are intended to provide incentives to the Corporation's executive officers and employees. The Option Committee believes that such equity incentives are a significant factor in the Corporation's ability to attract, retain and motivate key employees who are critical to the Corporation's long-term success. The Option Committee believed that, at their original exercise prices, the disparity between the exercise price of these options and recent market prices for the Corporation's Common Stock did not provide meaningful incentive to the executive officers and employees holding these options to perform to their maximum potential and to work towards the success of the Corporation. Inquiries conducted indicated that other comparable companies in the high technology industry have been confronted with this problem and have made similar adjustments in option prices to motivate their executive officers and employees. The Option Committee approved the repricing of these options as a means of ensuring that the optionees will continue to have meaningful equity incentives to work toward the success of the Corporation. The adjustment was deemed by the Option Committee to be in the best interest of the Corporation and its stockholders.

                            PERFORMANCE GRAPH (1)(2)

     The following graph compares the change in the Corporation's cumulative total shareholder return in its Common Stock with the Standard & Poor's 500 Index and the Standard & Poor's High Technology Composite Index. The comparison assumes $100.00 was invested on December 31, 1993 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

                                                                                                           S&P HIGH TECHNOLOGY
                                                     TERADYNE, INC.               S&P 500 INDEX              COMPOSITE INDEX
                                                     --------------               -------------            -------------------
'1993'                                                      100                         100                         100
'1994'                                                   122.08                      101.36                      116.57
'1995'                                                   191.08                      139.32                      167.88
'1996'                                                   175.68                      171.23                      238.15
'1997'                                                   230.83                      228.27                      300.31
'1998'                                                   305.41                      293.04                      519.21

---------------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Hewitt Associates, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

                     RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 1999. PricewaterhouseCoopers LLP, or its predecessor Coopers & Lybrand L.L.P., have served as the Corporation's auditors since 1968. It is expected that a member of the firm will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THIS
SELECTION.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the Company's proxy materials to be furnished to all shareholders entitled to vote at the next annual meeting of shareholders of the Corporation pursuant to Securities and Exchange Commission ("SEC") Rule 14a-8 must be received at the Corporation's principal executive offices not later than January 15, 2000.

     Under the Company's By-Laws, shareholders who wish to make a proposal at the 2000 annual meeting of shareholders -- other than proposals that will be included in the Corporation's proxy materials -- must notify the Corporation not less than 50 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, to be timely, notice by the shareholder must be so received not later than the close of business on the fifteenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurs first. If a shareholder who wishes to present a proposal fails to timely notify the Corporation, the shareholder will not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's By-Laws, the proposal is brought before the meeting, then under the SEC's proxy rules, the proxies solicited by management of the Corporation with respect to the 2000 annual meeting will confer discretionary voting authority with respect to the shareholder's proposal on the persons selected by management to vote the proxies. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

     In order to minimize controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail -- Return Receipt Requested.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting shareholders by mail through its regular employees, the Corporation may request banks and brokers to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some shareholders in person or by mail, telephone or telegraph following the original solicitation.

                                                                      0559-PS-99

    [0559 - TERADYNE, INC.] [FILE NAME: TRD81A.ELX] [VERSION - 1] [3/15/99]

                                  DETACH HERE

TRD-81A

/X/ Please mark
    votes as in
    this example.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF CLASS I DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

  1. To elect four members to the Board of Directors to serve for a three-year term as Class I Directors.
     Nominees: A.V. d'Arbeloff, J.W. Bagley, D.S. Gregory and V.M. O'Reilly

          FOR       WITHHELD

          / /         / /

   / / ___________________________________________
       For all nominees except as noted above


   2. To ratify the selection of           FOR    AGAINST    ABSTAIN
      PricewaterhouseCoopers LLP
      as auditors for the fiscal           / /     / /         / /
      year ending December 31, 1999.

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING         / /

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       / /


   (Please sign exactly as your name appears hereon. If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign. Please read reverse side before signing.)


Signature:_________________Date:_______Signature:_________________ Date:_______

                                     PROXY

                                 TERADYNE, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 27, 1999

                      SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints ALEXANDER V. D'ARBELOFF and RICHARD J. TESTA, and each or both of them, proxies, will full power of substitution to vote all shares of stock of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Teradyne, Inc. to be held on Thursday, May 27, 1999, at 10:00 A.M., at BankBoston, 100 Federal Street (Second Floor), Boston, Massachusetts, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, dated on or about April 21, 1999, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSED SIDE        SEE REVERSE
   SIDE                                                                  SIDE